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                                                                    EXHIBIT 16.1



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 9 of Form 10-K of Superior Financial Corp. for the year ended December 31, 1998.

/s/ Deloitte & Touch LLP

Little Rock, Arkansas
March 26, 1998